Exhibit 99.1

Eos Energy Enterprises, Inc. Announces $40 Million Registered Direct Offering and Concurrent Private Placement

EDISON, N.J.— Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-powered long-duration energy storage systems, today announced that it has entered into a definitive agreement for the purchase and sale of an aggregate of 16,000,000 shares of the Company’s common stock at a purchase price of $2.50 per share in a registered direct offering. The Company has also agreed to issue in a concurrent private placement unregistered warrants to purchase up to an aggregate of 16,000,000 shares of common stock. The warrants will have an exercise price of $3.14 per share, are not exercisable until six months from the date of issuance, and will expire five and one-half years from the date of issuance. The closing of the offering is expected to occur on or about April 14, 2023, subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company from the offering are expected to be approximately $40 million, before deducting advisory fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from this offering as working capital for general corporate purposes.

The securities described above (excluding the warrants and the shares of common stock underlying the warrants) are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-263298) that was originally filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2022, and declared effective on April 25, 2022. The offering of such securities in the registered direct offering is being made only by means of a prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

The warrants described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying such warrants, have not been registered under the Act, or applicable state securities laws. Accordingly, the warrants and the underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

TD Cowen served as the financial advisor to Eos for the offering.

About Eos

Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S.—it’s the core of our innovative systems that today provide utility, industrial and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

Contacts

Investors:	ir@eose.com
Media:	media@eose.com

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the closing of the offering. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Eos does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may differ materially from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Eos; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; (2) the ability to maintain the listing of Eos’s shares of common stock on Nasdaq; (3) the ability of Eos’s business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; risks related to the inflationary economic environment; risk from supply chain disruptions and other impacts of geopolitical conflict; (4) changes in applicable laws or regulations; (5) the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions, including increased interest rates; (6) our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; (7) the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, (8) uncertainties around our ability to secure conditional commitment in a timely manner or at all, or final approval of a loan from the Department of Energy, the Loan Programs Office, or the timing of funding and the final size of any loan if approved, (9) the possibility of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office, (10) our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog to revenue; (11) risks associated with security breaches in our information technology systems; and (12) other risks and uncertainties indicated from time to time in the Annual Report on Form 10-K filed by Eos with the SEC for the year ended December 31, 2022, and subsequent quarterly reports on Form 10-Q, including those under the heading “Risk Factors” therein, and other factors identified in Eos’s prior and future SEC filings with the SEC, available at www.sec.gov. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.